TRANSAMERICA VARIABLE FUNDS

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated June 10, 2020

to the

Prospectus dated May 1, 2020

The Average Annual Total Returns table in the Performance Data section of the May 1, 2020 prospectus contained typographical errors for the "5 Years" performance of the Short Horizon, Intermediate Horizon and Intermediate/Long Horizon. The following hereby replaces the Average Annual Total Returns table in the Performance Data section, as of May 1, 2020.

Average Annual Total Returns

The annualized total return for the Subaccounts is shown for the periods ended December 31, 2019 indicated in the table below.

Fund Name	1 Year	5 Years	10 Years
Government Money Market[1]	0.87%	0.28%	0.14%
High Quality Bond[2]	3.73%	0.812%	0.90%
Inflation-Protected Securities[3]	7.12%	1.17%	1.93%
Intermediate Bond[4]	7.79%	2.14%	3.27%
High Yield Bond[5]	12.99%	5.03%	6.30%
Balanced II6	20.63%	9.19%	8.73%
Large Value Opportunities[7]	22.02%	6.13%	10.29%
Large Core[8]	25.71%	12.32%	11.69%
Large Growth[9]	33.02%	19.91%	13.27%
Small Cap Core[10]	13.74%	0.66%	7.94%
International Equity[11]	19.90%	6.60%	3.22%
Calvert Series	22.36%	9.59%	7.98%
Short Horizon	8.80%	2.37%	3.45%
Intermediate Horizon	15.04%	4.41%	6.03%
Intermediate/Long Horizon	18.40%	5.35%	7.25%

The 7-Day Yield was 0.29% as of December 31, 2019.

The 7-Day Effective Yield was 0.29% as of December 31, 2019.

(1)Total returns calculated for any period for the Government Money Market Subaccount reflect the performance of the Transamerica Partners Government Money Market Portfolio prior to October 13, 2017 and the performance of the Transamerica Government Money Market Fund thereafter.

(2)Total returns calculated for any period for the High Quality Bond Subaccount reflect the performance of the Transamerica Partners High Quality Bond Portfolio prior to April 21, 2017 and the performance of the Transamerica High Quality Bond Fund thereafter.

(3)Total returns calculated for any period for the Inflation-Protected Subaccount reflect the performance of the Transamerica Partners Inflation-Protected Portfolio prior to April 21, 2017 and the performance of the Transamerica Inflation-Protected Fund thereafter.

(4)Total returns calculated for any period for the Intermediate Bond Subaccount reflect the performance of the Transamerica Partners Core Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica Intermediate Bond Fund thereafter.

(5)Total returns calculated for any period for the High Yield Bond Subaccount reflect the performance of the Transamerica Partners High Yield Bond Portfolio prior to March 24, 2017 and the performance of the Transamerica High Yield Bond Fund thereafter.

(6)Total returns calculated for any period for the Balanced II Subaccount reflect the performance of the Transamerica Partners Balanced Portfolio prior to September 15, 2017 and the performance of the Transamerica Balanced II Fund thereafter.

(7)Total returns calculated for any period for the Large Value Opportunities Subaccount reflect the performance of the Transamerica Partners Large Value Portfolio prior to May 5, 2017 and the performance of the Transamerica Large Value Opportunities thereafter.

(8)Total returns calculated for any period for the Large Core Subaccount reflect the performance of the Transamerica Partners Large Core Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Core Fund thereafter.

(9)Total returns calculated for any period for the Large Growth Subaccount reflect the performance of the Transamerica Partners Large Growth Portfolio prior to March 10, 2017 and the performance of the Transamerica Large Growth Fund thereafter.

(10)Total returns calculated for any period for the Small Cap Core Subaccount reflect the performance of the Transamerica Partners Small Core Portfolio prior to May 5, 2017 and the performance of the Transamerica Small Cap Core Fund thereafter.

(11)Total returns calculated for any period for the International Equity Subaccount reflect the performance of the Transamerica Partners International Equity Portfolio prior to March 10, 2017 and the performance of the Transamerica International Equity Fund thereafter.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The average annual total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding Underlying Investment and the corresponding Subaccount.